Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2019
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

1 4 .	Accrued expenses and other current liabilities

	As of December 31,
	2018	2019
	RMB	RMB
Accrued advertising expense	821,059	1,011,400
Accrued shipping and handling expenses	418,187	925,864
Accrued payroll and social benefits	1,027,288	896,365
Deposits from delivery service providers	379,403	475,497
Income tax payables	269,580	652,624
Other tax payables (Note a)	948,754	690,338
Accrued rental expenses	73,614	73,861
Accrued administrative expenses	440,784	384,427
Amounts received on behalf of third-party merchants (Note b)	741,109	946,100
Refund liability (Note c)	190,383	225,274
Others	202,444	252,825

Total	5,512,605	6,534,575

Note:
(a)
Amounts represent VAT and related surcharges, PRC individual income tax of employees withheld by the Group, tariffs, import VAT and consumption tax pursuant to the Circular on Tax Policy for Cross-border
E-commerce
Retail Imports.

(b)	Amounts represent the cash collected on behalf of third-party merchants which the Group provides platform access for sales of their products.
(c)
The Group offers online customers with an unconditional right of return for a period of 7 days upon receipt of products on sales from its platforms. The Group reduces product revenues and cost of revenues by an estimate of expected customer merchandise returns, which is calculated based on historical return patterns, and recorded as returned liability included in accrued expenses and other current liabilities. Refund liability is measured at the amount of consideration received for which the Group does not expect to be entitled.